PRESS RELEASE


              COOPERATIVE BANKSHARES REPORTS THIRD QUARTER EARNINGS

For Immediate Release:  October 22, 2001

     Wilmington, NC - Cooperative Bankshares, Inc., (NASDAQ: "COOP"), reported net income for the quarter ended September 30, 2001, was $805,465 or $0.28 per diluted share, a 10.7% increase over the same quarter last year. Income for the period ended September 30, 2000, was $727,678 or $0.26 per diluted share.

     Income for the nine months ended September 30, 2001, was $2,082,721 or $0.74 per diluted share, a 22.7% increase over the same period last year. Income for the nine months ended September 30, 2000, was $1,696,984 or $0.60 per diluted share.

     Total assets at September 30, 2001, were $443.8 million, and stockholders' equity was $33.0 million or $11.69 per share and represented 7.44% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina.


                           For Additional Information
                           --------------------------
                        Frederick Willetts, III, Chairman
                O.C. Burrell, Jr., Executive Vice President/ COO
                   Todd L. Sammons, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary

    COOPERATIVE BANKSHARES, INC.
          201 MARKET ST.                                    UNAUDITED SELECTED FINANCIAL DATA
       WILMINGTON, NC 28401                                        NASDAQ SYMBOL: COOP

--------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                      09/30/01        06/30/01       03/31/01        12/31/00         9/30/00
--------------------------------------------------------------------------------------------------------------
ASSETS                            $443,781,028    $427,992,370    $417,407,849    $414,960,780    $414,998,890
STOCKHOLDERS'  EQUITY               33,009,994      31,872,647      31,374,894      30,812,179      30,712,727
DEPOSITS                           340,615,280     338,984,849     328,566,321     327,312,324     319,646,959
BOOK VALUE (2,823,271 SHARES
  as of 9/30/01)                         11.69           11.38           11.20           11.35           11.31

NON-PERFORMING ASSETS:
  ACCRUING LOANS =>90 DAYS           1,792,869       1,799,156         536,753         357,723       1,776,642
  NON-ACCRUAL LOANS                    253,369         366,231         194,138         332,779          14,521
  FORECLOSED REO                     1,080,372          60,000         234,711         234,711         234,051
                                  ----------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS   $  3,126,610    $  2,225,387    $    965,602    $    925,213    $  2,025,214
                                  ============================================================================

--------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                 9/30/01         6/30/01         3/31/01        12/31/00         9/30/00
--------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                       2.99%           2.95%           2.93%           2.98%           3.04%
  (net interest income/average
    interest-earning assets)

EARNING ASSETS/LIABILITIES              108.50%         109.20%         108.70%         108.80%         108.60%

     TANGIBLE CAPITAL
STOCKHOLDERS' EQUITY/ASSETS               7.44%           7.45%           7.52%           7.43%           7.40%

--------------------------------------------------------------------------------------------------------------

NET INCOME                        $     805,465   $     702,904   $     574,352   $    234,690    $    727,678
                                  ============================================================================
NET INCOME  PER DILUTED SHARE     $        0.28   $        0.25   $        0.20   $       0.08    $       0.26
                                  ============================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                   2,828,829       2,816,418       2,816,068       2,802,659       2,800,564
                                  ============================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                     $    120,000    $     90,000    $     90,000    $     90,000    $     90,000
    CHARGE OFFS                         35,283           7,940          47,080          27,765          24,515
    RECOVERIES                           3,109           3,386           1,697           3,848           1,576
                                  ----------------------------------------------------------------------------
    BALANCE                       $  2,377,552    $  2,289,726    $  2,204,280    $  2,159,663    $  2,093,580
                                  ============================================================================

Note:Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

                  COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                             SEPTEMBER 30,  December 31,
                                                                 2001          2000*
                                                             -------------  ------------
                                                              (UNAUDITED)
                                     ASSETS
  Cash and due from banks, noninterest-bearing               $  9,340,438   $  3,904,275
  Interest-bearing deposits in other banks                        101,620     14,244,161
                                                             ------------   ------------
    Total cash and cash equivalents                             9,442,058     18,148,436
  Securities:
    Available for sale (amortized cost of $38,840,238
     in September 2001 and $16,000,677 in December 2000)       39,441,013     16,049,376
    Held to maturity (estimated market value of
     $8,232,190 in September 2001 and $18,553,526
     in December 2000)                                          8,000,000     18,977,776
  FHLB stock                                                    3,755,300      3,755,300
  Loans                                                       366,683,985    349,645,598
   Less allowance for loan losses                               2,377,552      2,159,663
                                                             ------------   ------------
    Net loans                                                 364,306,433    347,485,935
  Other real estate owned                                       1,080,372        234,711
  Accrued interest receivable                                   2,668,046      2,776,404
  Premises and equipment, net                                   6,212,917      6,272,610
  Prepaid expenses and other assets                             8,874,889      1,260,232
                                                             ------------   ------------
          Total assets                                       $443,781,028   $414,960,780
                                                             ============   ============
                      LIABILITIES AND STOCKHOLDERS' EQUITY

  Deposits                                                   $340,615,280   $327,312,324
  Borrowed funds                                               68,098,259     55,101,477
  Escrow deposits                                                 712,043        560,775
  Accrued interest payable                                        320,687        300,396
  Accrued expenses and other liabilities                        1,024,765        873,629
                                                             ------------   ------------
       Total liabilities                                      410,771,034    384,148,601
                                                             ------------   ------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares
    authorized, no shares issued and outstanding                       --             --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,823,271 and 2,714,610 shares issued and outstanding       2,823,271      2,714,610
  Additional paid-in capital                                    2,325,864      2,234,936
  Accumulated other comprehensive income                          366,473         29,707
  Retained earnings                                            27,494,386     25,832,926
                                                             ------------   ------------
       Total stockholders' equity                              33,009,994     30,812,179
                                                             ------------   ------------
          Total liabilities and stockholders' equity         $443,781,028   $414,960,780
                                                             ============   ============
Book value per common share                                  $      11.69   $      11.35
                                                             ============   ============
*Derived from audited consolidated financial statements.

                 COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                  THREE MONTHS ENDED            NINE MONTHS ENDED
                                                     SEPTEMBER 30,                SEPTEMBER 30,
                                                  2001           2000           2001           2000
                                              -----------    -----------    -----------    ------------
INTEREST INCOME:
  Loans                                       $  7,034,182   $  7,332,808   $ 21,186,198   $ 21,372,189
  Securities                                       748,095        572,311      1,980,307      1,773,247
  Other                                             23,640         81,305        251,975        280,472
  Dividends on FHLB stock                           63,892         73,156        194,221        217,879
                                              ------------   ------------   ------------   ------------
       Total interest income                     7,869,809      8,059,580     23,612,701     23,643,787
                                              ------------   ------------   ------------   ------------

INTEREST EXPENSE:
  Deposits                                       3,857,524      3,922,804     11,950,354     10,946,132
  Borrowed funds                                   889,419      1,081,857      2,591,290      3,270,566
                                              ------------   ------------   ------------   ------------
       Total interest expense                    4,746,943      5,004,661     14,541,644     14,216,698
                                              ------------   ------------   ------------   ------------

NET INTEREST INCOME                              3,122,866      3,054,919      9,071,057      9,427,089
Provision for loan losses                          120,000         90,000        300,000        880,000
                                              ------------   ------------   ------------   ------------
       Net interest income after provision
         for loan losses                         3,002,866      2,964,919      8,771,057      8,547,089
                                              ------------   ------------   ------------   ------------
Noninterest income:
   Net gains on sale of loans                         --             --            2,420           --
   Net gains (losses) on sale of securities         98,086           --          110,485       (287,282)
   Service charges and fees on loans               176,025        105,956        511,240        302,469
   Deposit-related fees                            257,946        228,342        781,840        660,704
   Gain on sale of branch                             --             --             --          582,583
   Other income, net                                   813            363          3,984          1,176
                                              ------------   ------------   ------------   ------------
       Total noninterest income                    532,870        334,661      1,409,969      1,259,650
                                              ------------   ------------   ------------   ------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits              1,223,555      1,211,660      3,789,730      4,073,704
   Occupancy and equipment                         540,116        480,646      1,605,919      1,462,570
   Advertising                                      89,984         84,105        200,929        298,166
   Real estate owned                                 5,594          5,248          4,957        (34,316)
   Other                                           432,811        379,937      1,339,461      1,376,072
                                              ------------   ------------   ------------   ------------
     Total noninterest expenses                  2,292,060      2,161,596      6,940,996      7,176,196
                                              ------------   ------------   ------------   ------------

Income before income taxes                       1,243,676      1,137,984      3,240,030      2,630,543
Income tax expense                                 438,211        410,306      1,157,309        933,559
                                              ------------   ------------   ------------   ------------

NET INCOME                                         805,465   $    727,678      2,082,721   $  1,696,984
                                              ============   ============   ============   ============
NET INCOME PER SHARE:
   Basic                                      $       0.29   $       0.27   $       0.75   $       0.63
                                              ============   ============   ============   ============
   Diluted                                    $       0.28   $       0.26   $       0.74   $       0.60
                                              ============   ============   ============   ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                         2,814,347      2,714,519      2,787,611      2,714,084
                                              ============   ============   ============   ============
   Diluted                                       2,828,829      2,800,564      2,820,185      2,807,443
                                              ============   ============   ============   ============

                                                                        For the quarter ended
                                                   ---------------------------------------------------------------
                                                        SEPTEMBER 30, 2001               SEPTEMBER 30, 2000
                                                   ---------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                  Average                            Average
                                                   Average               Yield/    Average                  Yield/
                                                   Balance    Interest    Cost     Balance     Interest     Cost
                                                   -------    --------  -------    -------     --------    -------
Interest-earning assets:
   Interest-bearing deposits in other banks          $2,464    $   24     3.90%    $  8,208     $   77      3.75%
   Securities:
        Available for sale                           42,420       634     5.98%      21,001        317      6.04%
        Held to maturity                              8,000       114     5.70%      18,501        260      5.62%
   FHLB stock                                         3,755        64     6.82%       3,755         73      7.78%
   Loan portfolio                                   360,529     7,034     7.80%     350,078      7,333      8.38%
                                                   --------    ------              --------     ------
    Total interest-earning assets                   417,168     7,870     7.55%     401,543      8,060      8.03%

Non-interest earning assets                          16,704                          11,956
                                                   --------                        --------
Total assets                                       $433,872                        $413,499
                                                   ========                        ========

Interest-bearing liabilities:
   Deposits                                         323,613     3,858     4.77%     304,774      3,923      5.15%
   Borrowed funds                                    60,860       889     5.84%      64,831      1,082      6.68%
                                                   --------    ------              --------     ------
    Total interest-bearing liabilities              384,473    $4,747     4.94%     369,605     $5,005      5.42%
                                                               ------                           ------
Non-interest bearing liabilities                     16,745                          13,329
                                                   --------                        --------

    Total liabilities                               401,218                         382,934
    Stockholders' equity                             32,654                          30,565
                                                   --------                        --------
Total liabilities and stockholders' equity         $433,872                        $413,499
                                                   ========                        ========
Net interest income                                            $3,123                           $3,055
                                                               ======                           ======
Interest rate spread                                                      2.61%                             2.61%
                                                                        ======                            ======
Net yield on interest-earning assets                                      2.99%                             3.04%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                           108.5%                            108.6%
                                                                        ======                            ======